Pending Acquisitions	3 Months Ended
Jan. 31, 2021
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Pending Acquisitions

NOTE 8: PENDING ACQUISITIONS

Announced Acquisition of Wells Fargo’s Canadian Direct Equipment Finance Business

On January 14, 2021, the Bank and Wells Fargo & Company (“Wells Fargo”) announced a definitive agreement for the Bank to acquire Wells Fargo’s Canadian Direct Equipment Finance business. The transaction is expected to close in the first half of calendar 2021, subject to receipt of regulatory approvals and satisfaction of other customary closing conditions. The results of the acquired business will be consolidated from the date of close of the transaction and will be included in the Canadian Retail segment.